FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                  June 23, 1997
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)




                                ILX Incorporated
     ----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     ARIZONA
                                     -------
                                 (State or other
                                 jurisdiction of
                                 incorporation)

33-16122                                                              86-0564171
--------                                                              ----------
(Commission File                                                (I.R.S. Employer
Number)                                                      Identification No.)



                 2111 E. Highland, Suite 210, Phoenix, AZ 85016
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





                                 (602) 957-2777
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

Item 5. Other Events.

         Effective June 23, 1997, ILX Incorporated ("ILX") and EVEREN Securities, Inc. ("ESI") entered into a Letter Agreement regarding financial advisory services (the "Letter Agreement"). The Letter Agreement, which was accepted and agreed to by ILX on June 23, 1997, will take effect commencing July 1, 1997. The Letter Agreement is attached to this Form 8-K as Exhibit 10.

         Under the terms of the Letter Agreement, ESI is to act as ILX's exclusive financial advisor, investment banker and agent with respect to the evaluation of various alternatives to position ILX for long-term growth and evaluation of various strategic alternatives that may enhance shareholder value. The services, which are more fully described in the Letter Agreement, may include: evaluating third party entities that ILX may seek to acquire or with which ILX may seek to merge; evaluating capital raising strategies and providing access to the capital markets; and other investment banking and related services on which ESI and ILX may agree. The Letter Agreement has no fixed term, although the parties have expressed their intentions that the Letter Agreement remain in effect for at least one year. However, 30 days after ILX executes the Letter Agreement it may be terminated by either party on 10-days' written notice to the other party, although ILX would have certain ongoing obligations to ESI including to compensate ESI for previously earned fees, to reimburse ESI for accrued expenses, to honor a right of first refusal held by ESI, and to indemnify ESI for certain matters.

         In exchange for the above services under the Letter Agreement, in addition to other compensation that may be payable to ESI as "success fees", ILX agreed to transfer to ESI 60,000 shares of ILX's common stock (the "Common Stock") on each of August 1, 1997 and February 1, 1998 and to cause those shares to be registered under an appropriate registration statement.

         The above descriptions of the Letter Agreement is qualified in its entirety by reference to that Agreement, attached hereto as Exhibit 10.

Item 7. Financial Statements and Exhibits.

         The Exhibits required by Item 601 of Regulation S-K have been supplied as follows:

Exhibit
Numbers                    Description of Exhibit                       Page No.
--------------------------------------------------------------------------------

  10                       Letter Agreement                                4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ILX Incorporated,
                                        an Arizona corporation

                                        /s/ Nancy J. Stone
                                        ----------------------------------------
                                        Nancy J. Stone
                                        President

Date:  July 1, 1997

June 11, 1997



Member of the Board of Directors
ILX Incorporated
2111 East Highland Road, Suite 210
Phoenix, AZ   85016

ATTN:    Mr. Joseph P. Martori
         Chairman of the Board

Members of the Board:

We are pleased to set out terms and conditions for the retention of EVEREN Securities, Inc. ("EVEREN") by ILX Incorporated (the "Company") to act as the Company's exclusive financial advisor, investment banker, and agent in connection with the evaluation of various alternatives to position the Company for long-term growth. This Agreement will confirm EVEREN's engagement by the Company under the following terms and conditions:

1. Description of Engagement. The Company hereby retains EVEREN and EVEREN agrees to act as the Company's exclusive financial advisor, investment banker, and agent with respect to the evaluation of various strategic alternatives which may enhance shareholder value. We understand that the Company is currently in discussions with a potential Strategic Partner (as defined below), but that the Company intends to evaluate all options open to it.

         In connection with its role, EVEREN will provide advice to the Company on a broad range of matters relating to future growth. It is presently anticipated that EVEREN's services may include: evaluating third party entities that the Company may seek to acquire or merge with, evaluating capital raising strategies and providing access to the capital markets, as well as such other investment banking and related services as many be mutually agreed upon by EVEREN and the Company. Services by EVEREN may include, but are not limited to, the following based on circumstances as they evolve with the Company:

         (a) providing the Company and its Board with advisory services including general business and financial analysis;

         (b) developing a list of prospective Strategic Partners and a strategy for generating interest in the Company;

         (c) assisting the Company in preparing a descriptive Memorandum (as defined below) that details the Company's properties, operations, management, results of operations, financial condition, and other appropriate information;

         (d)      advising  the  Company  on   negotiations   with   prospective
                  Strategic Partners;

ILX Incorporated
June 11, 1997
Page 2


         (e)      reviewing and analyzing  the terms,  conditions,  and forms of
                  consideration   associated  with  proposals  from  prospective
                  Strategic Partners;

         (f) serving as the Company's exclusive agent for any private placement of debt or equity securities or lead managing underwriter for any public offering of debt or equity securities; and

         (g) rendering a fairness opinion at the request of, and for the benefit of, the Board of Directors as to the fairness, from a financial point of view, of any Transaction to the Company's shareholders except for a financing in which it is not customary practice to render such a fairness opinion.

2. Definition of a Transaction. EVEREN may assist the Company in identifying, working with, and evaluating a person, group of persons, investment fund, partnership, joint venture, corporation, or other entity, or any combination of the foregoing, including those already identified by the Company (each, together with its affiliates, a "Strategic Partner") who is interested in entering into a Transaction with the Company. As used in this Agreement, the term "Transaction" shall mean:

         (a) (i) any merger, consolidation, reorganization, recapitalization, business combination or other transaction pursuant to which a Strategic Partner is acquired by or combined with the Company, or (ii) the acquisition, directly or indirectly, by the Company (or by one or more persons acting together with the Company pursuant to a written agreement or otherwise) in a single transaction or a series of transactions, of (a) all or substantially all of the assets or operations of a Strategic Partner or (b) fifty percent or more of the equity interests of a Strategic Partner (whether by way of tender or exchange offer, open market purchases, negotiated purchases or otherwise); or

         (b) (i) any merger, consolidation, reorganization, recapitalization, business combination or other transaction pursuant to which the Company is acquired by or combined with a Strategic Partner (or by one or more persons acting together with a Strategic Partner pursuant to a written agreement or otherwise), or (ii) the acquisition, directly or indirectly, by a Strategic Partner in a single transaction or a series of transactions, of (a) all or substantially all of the assets or operations of the Company or (b) fifty percent or more of the equity interests of the Company (whether by way of tender or exchange offer, open market purchases, negotiated purchase or otherwise).

3. Definition of a Financing. EVEREN may assist the Company in identifying, working with and evaluating a person, group of persons, investment fund, partnership, joint venture, corporation or other entity, or any combination of the foregoing, (each, together with its affiliates, a "Financing Partner") who is interested in entering into a Financing with the Company. As used in this Agreement, the term "Financing" shall mean any Financing pursuant to which the Company issues equity or debt securities or a combination thereof to any Financing Partner for any purpose.

ILX Incorporated
June 11, 1997
Page 3

4. Information. In connection with EVEREN's activities on the Company's behalf, EVEREN will, to the extent it deems appropriate, familiarize itself with the business, operations, properties, financial condition and prospects of the Company. The Company will cooperate with EVEREN and will furnish EVEREN with all information and data, including audited financial statements (as soon as available), concerning the Company, any Transaction, any Financing and, to the extent available to the Company, any Strategic Partner or Financing Partner, and such other information which EVEREN deems appropriate (the "Information") and will provide EVEREN with access to the Company's officers, directors, employees, agents, representatives, independent accountants and legal counsel. To the extent the Company has access to the officers, directors, employees, independent accountants and legal counsel of any Strategic Partner or Financing Partner, it will provide such access to EVEREN. The Company warrants and represents that all Information (a) provided or otherwise made available by the Company to EVEREN or (b) contained in any descriptive memorandum mutually prepared by EVEREN and the Company (the "Memorandum") will, at all times during the period of the engagement of EVEREN hereunder, be complete and correct in all material respects and will not contain any untrue statement or material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which such statements are made. The Company further warrants and represents that any projections provided by it to EVEREN or contained in the Memorandum will have been prepared in good faith and will be based upon assumptions which, in light of the circumstances under which they are made, are reasonable. The Company acknowledges and agrees that in rendering its services hereunder, EVEREN will be using and relying upon the Information (and information available from public sources and other sources deemed reliable by EVEREN) without independent verification thereof or independent appraisal of any of the Company's assets by EVEREN. EVEREN assumes no responsibility for the accuracy or completeness of the Information or any other information regarding the Company, any Strategic Partner, any Financing Partner, any Transaction or any Financing. Any advice rendered by EVEREN pursuant to this Agreement may not be publicly disclosed or otherwise utilized without the express prior written consent of EVEREN and the Company and execution of [sic] necessary confidentiality agreement.

5. No Assurances. EVEREN makes no representations, express or implied, that its efforts on behalf of the Company to identify a Strategic Partner and negotiate a Transaction or identify a Financing Partner and negotiate a Financing will be successful.

ILX Incorporated
June 11, 1997
Page 4

6. Compensation. In consideration of the services to be rendered by EVEREN to the Company pursuant to this Agreement, EVEREN shall be entitled to receive, and the Company shall pay EVEREN, the following compensation:

         (a) Upon execution of this Agreement, the Company shall pay to EVEREN in two installments of $75,000 each, first on August 1, 1997 and second on February 1, 1998, in common stock of the Company valued at $1.25 per share. The shares received on August 1, 1997 will be fully registered under the Company's existing registration statement. For the shares received on February 1, 1998, the Company agrees to use its best efforts to file a registration statement within 30 days of receipt of demand for such registration by EVEREN.

                  In the event that a Transaction or a Financing is undertaken, compensation to EVEREN will be negotiated at that time but will not be below the compensation parameters listed below. One hundred percent of the original value of shares issued under the above retainer shall be credited against the total compansation due EVEREN as the result of a Transaction or Financing.

         (b) The Company will pay to EVEREN upon the first closing of any portion of the Transaction an additional cash fee of 1.0% of the Transaction Value, as defined in Paragraph 7. Such fee shall not be less than $400,000. If a Transaction is consummated with either the Kosmas Group [ILX to provide legal name] or Pahio Resorts [ILX to provide legal name], with whom the Company already has established communications, the cash fee paid to EVEREN shall be $300,000. Fees paid upon the closing of a Transaction include fees for rendering a fairness opinion, subject to EVEREN's fairness opinion committee approval, as well as for financial advisory services provided by EVEREN to the Company in conjunctions with a Transaction.

         (c) If EVEREN undertakes a Financing for the Company, the Company shall pay to EVEREN the following compensation upon the first closing of any part of the Financing:

                  (i) a cash fee equal to 4.0%-6.0% of any equity portion of the Financing, including common stock, preferred stock or any portion of the Financing that is convertible into common stock or preferred stock of the Company;

                  (ii) a cash fee equal to 2.5%-3.5% for any subordinated debt; and

                  (iii)    a cash fee equal to 1.5%-2.0% for any senior debt.

                  Regular, recurring debt financings that the Company obtains from its existing lenders in the course of its ordinary business are excluded from the computation of any fees to be paid to EVEREN, except in situations where more favorable terms are obtained due to EVEREN's efforts to raise equity and/or obtain more competitive debt financing (after taking into account the customary fees of EVEREN), whereupon EVEREN will be entitled to its customary fees as listed

ILX Incorporated
June 11, 1997
Page 5

                  above. The Company's existing lenders for purposes of this Agreement include: Banc One, Litchfield Financial Corp., Tammack Financial Corp., Resort Funding Int'l., and Steele Foundation.

         (d) EVEREN shall be entitled to the fees enumerated in any preceding subparagraphs of this Paragraph 6 upon the occurrence during the term of this Agreement, or within two years after the date of termination of this Agreement, of any event specified in any such subparagraph if EVEREN provided the Company with an Introduction to a Financing Partner or Strategic Partner who ultimately consummates a Transaction or Financing with the Company.

         (e) If a Transaction is not consummated, but the Company receives a "breakup" fee or any other payment as a result of the termination or cancellation of the Strategic Partners' efforts to effect a Transaction, a judgment for damages, or an amount in settlement of any dispute relating to a Transaction, then the Company shall pay EVEREN a cash fee equal to 25% of such fee, payment, judgment or amount.

         (f) The fees set forth in the preceding subparagraphs of this Paragraph 6 shall be in addition to any other fees that the Company may be required to pay directly to any Financing Partner to secure a financing commitment. This Agreement does not constitute a commitment or undertaking on the part of EVEREN or any of its affiliates to provide any part of a Financing.

7. Calculation of Transaction Value. For the foregoing purposes, the "Transaction Value" will be calculated as the sum of the following values at closing:

         (a) In the case of a Transaction whereby the Company acquires the assets of, and/or acquires or combines with, a Strategic
                  Partner:

                  (i) cash and cash equivalents paid to a Strategic Partner or its shareholders;

                  (ii)     market   value  of  any  common  stock  issued  to  a
                           Strategic Partner or its shareholders;

                  (iii) the par value of any preferred stock issued to a Strategic Partner or its shareholders, unless market value is easily determinable;

                  (iv) the face value of any notes issued to a Strategic Partner or its shareholders, unless market value is easily determinable;

                  (v) the face value of any debt owed or preferred stock issued by the Strategic Partner or its shareholders which is assumed and/or forgiven by the Company, unless market value is easily determinable;

                  (vi) consideration paid for any minority shares of any subsidiaries of the Strategic Partner;

ILX Incorporated
June 11, 1997
Page 6


                  (vii) consideration paid or payable by the Company to a Strategic Partner or its shareholders under any earn-outs, covenants not to compete and consulting agreements (such terms not to encompass standard employment agreements); and

                  (viii) the difference between the exercise price of any stock options and the purchase price, even though such differences may be paid to the option holder in cash rather than through exercise of options.

         (b) In the case of a Transaction whereby the Company or its assets are acquired by a Strategic Partner:

                  (i) cash and cash equivalents paid to the Company or shareholders of the Company;

                  (ii) market value of any common stock issued to the Company or shareholders of the Company;

                  (iii) the par value of any preferred stock issued to the Company or shareholders of the Company, unless market value is easily determinable;

                  (iv) the face value of any notes issued to the Company or shareholders of the Company, unless market value is easily determinable;

                  (v) the face value of any debt owed or preferred stock issued by the Company or the shareholders of the Company which is assumed and/or forgiven unless market value is easily determinable;

                  (vi) consideration paid for any minority shares of any subsidiaries of the Company;

                  (vii) consideration paid or payable to the Company or the Company's shareholders by a Strategic Partner under any earn-outs, covenants not to compete, and consulting agreements (such terms not to encompass standard employment agreements); and

                  (viii) the difference between the exercise price of any stock options and the purchase price, even though such differences may be paid to the option holder in cash rather than through exercise of options.

8. Right of First Refusal. If, at any time during the term of this Agreement or during the one-year period following the termination, for whatever reason, of this Agreement, the Company determines to retain a financial adviser, investment banker, or other similar agent in connection with any financial advisory, investment banking or related service engagement on behalf of the Company, the Company shall first offer to retain EVEREN as its exclusive financial adviser, investment banker or agent, as the case may be, for the provision of such services on the basis of EVEREN's usual and customary terms, conditions, and fees; provided such terms, conditions, and fees are not less favorable than those generally available

ILX Incorporated
June 11, 1997
Page 7

         to the Company from another comparable financial adviser, investment banker, or similar agent. The Right of First Refusal shall not apply if EVEREN fails to provide a Strategic Partner (or effect a Transaction with Kosmas Group or Pahio Resorts [ILX to provide legal names] or a Financing Partner, during the term of this Agreement, to the Company for the purposes of effecting a reasonable Transaction or Financing.

9. Expenses. In addition to the fees described in the paragraph herein entitled "Compensation," the Company agrees to promptly reimburse EVEREN, upon request from time to time, for all out-of-pocket expenses incurred by EVEREN (including fees and disbursements of counsel and of other consultants and advisors retained by EVEREN) in connection with matters contemplated by this Agreement. EVEREN agrees that such expense reimbursement will not exceed $25,000, subject to increase and approval by the Company.

10. Indemnification. The Company hereby agrees to separately indemnify EVEREN in accordance with the indemnification provisions (the "Indemnification Provisions") attached to this Agreement, which Indemnification provisions are incorporated herein and made a part hereof.

11. Termination; Survival. Either party hereto may terminate this Agreement after 30 days from the date this Agreement is accepted by the Company upon 10 days written notice, without liability or continuing obligation except as set forth in this Paragraph 11. Neither the termination of this Agreement nor the completion of the engagement contemplated hereby shall affect: (i) any compensation earned by EVEREN up to the date of termination or completion, including shares received under Paragraph 6, or after termination, as the case may be, pursuant to the paragraph herein entitled "Compensation"; (ii) the reimbursement of expenses incurred by EVEREN up to the date of termination or completion, as the case may be, pursuant to subparagraphs (d) and (e) of the paragraph herein entitled "Expenses"; (iii) the right of first refusal set forth in the paragraph herein entitled "Right of First Refusal"; (iv) the attached Indemnification Provisions; and (v) the provisions of the paragraph herein entitled "Successors and Assigns", all of which shall remain operative and in full force and effect.

12. Successors and Assigns. This Agreement shall inure to the benefit of the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

13. Public Notice. EVEREN may publish, at its own expense, an advertisement announcing its role as the Company's exclusive financial advisor at the completion of the Agreement. The Company shall have the right to pre-approve the form and content of such advertisement.

         The Company may publish, at its expense, such announcements and/or notices as are necessary, appropriate, or desirable to comply with Federal and/or State securities laws. EVEREN shall have the right to pre-approve the form and content of any such announcements or notices.

ILX Incorporated
June 11, 1997
Page 8

14. Counterparts; Amendments. For the convenience of the parties, any numbers of counterparts of this Agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may not be modified or amended except in writing signed by the parties hereto.

If the foregoing correctly sets forth our Agreement, please sign the enclosed copy of this letter in the space provided and return it to us.

Sincerely,

EVEREN Securities, Inc.



/s/ Jon K. Haths
---------------------------
Jon K. Haths
Managing Director


Accepted and Agreed to this
23rd day of June , 1997.
----        -----

ILX Incorporated


/s/ Joseph P. Martori
---------------------------
Joseph P. Martori
Chairman of the Board

ILX Incorporated
June 11, 1997
Page 9


                           INDEMNIFICATION PROVISIONS

         The Company  (as such term is defined in the  attached  Agreement  (the
"Agreement") agrees to indemnify and hold harmless EVEREN Securities, Inc. ("EVEREN") from and against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements (including without limitation fees and disbursements of counsel), and any and all actions, suits, proceedings, and investigations in respect thereof and any and all legal and other costs, expenses and disbursements, whether in giving testimony, furnishing documents in response to a subpoena or otherwise, including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing, or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation to which EVEREN is a party), directly or indirectly caused by, relating to, based upon, arising out of, or in connection with any transactions or services contemplated by, referred to in or in any manner otherwise arising out of the Agreement and/or any act or omission of EVEREN under or pursuant to the Agreement; provided, however, such indemnity agreement shall not apply to any portion of any such loss, claim, damage, obligation, penalty, judgment, award, liability, cost, expense or disbursement to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of EVEREN. The Company also agrees that EVEREN shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or to any person (including, with limitation, Company shareholders) claiming by or through the Company for or in connection with the engagement of EVEREN pursuant to the Agreement, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of EVEREN.

         This indemnification shall be in addition to any liability which the Company may otherwise have to EVEREN or the persons indemnified below in this sentence and shall extend to the following: EVEREN Capital Corporation, EVEREN Securities, Inc., their respective affiliated entities, directors, officers, employees, legal counsel, agents, and any other person that directly or indirectly controls or is controlled by or is under common control with any person referred to above (within the meaning of the federal securities laws). All references to EVEREN in these Indemnification Provisions shall be understood to include any and all of the foregoing.

         If any action, suit, proceeding, or investigation is commenced, as to which EVEREN proposes to demand indemnification, it shall notify the Company with reasonable promptness; provided, however, that any failure by EVEREN to notify the Company shall not relieve the Company from its obligations hereunder. EVEREN shall have the right to retain counsel of its own choice to represent it, and the Company shall pay the fees, expenses and disbursements of such counsel; and such counsel shall, to the extent consistent with it professional responsibilities, cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against EVEREN made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of EVEREN, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to EVEREN of an unconditional release from any and all liability in respect of such claim.

ILX Incorporated
June 11, 1997
Page 9

         In order to provide for just and equitable contribution, if a claim for indemnification pursuant to this Indemnification Agreement is made, but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and EVEREN, on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements to which the indemnified persons may be subject in accordance with the (i) the relative benefits received by the Company, on the one hand, and EVEREN, on the other hand; (ii) the relative fault of the Company on the one hand and EVEREN on the other hand, in connection with the statements, acts, or omissions, as the case may be, which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements; and (iii) consideration of relevant equitable principles. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, EVEREN shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by EVEREN pursuant to the Agreement.

         Neither the termination nor completion of the Agreement or of the engagement of EVEREN referred to therein shall affect the indemnification provided for hereunder, which shall remain operative and in full force and effect.